UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): February 15, 2008 (February 11, 2008)

                               THE WET SEAL, INC.
               (Exact Name of Registrant as Specified in Charter)


             Delaware                        0-18632              33-0415940
     State or Other                     (Commission File       (IRS Employer
Jurisdiction of Incorporation)               Number)         Identification No.)


26972 Burbank
Foothill Ranch, California                                            92610
----------------------------------------                          -------------
(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code:              (949) 699-3900

                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant` to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On February 11 and 12, 2008, The Wet Seal, Inc. (the "Company") entered into Amended and Restated Employment Agreements with Mr. Gary White and Mr. Steven Benrubi, respectively (collectively, the "Amended Employment Agreements"). Messrs. White and Benrubi serve as the Company's Chief Operating Officer and Chief Financial Officer, respectively.

     The primary purpose of the Amended Employment Agreements is to ensure that certain payments to be made (and certain severance payment that could be made if the Amended Employment Agreements were to be terminated under certain circumstances) under the original employment agreements with Messrs. White and Benrubi will be exempt from or comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

     The Amended Employment Agreements also grant the Compensation Committee of the Company's Board of Directors discretion to modify the bonus program applicable to Messrs. White and Benrubi. Under the terms of the original employment agreements, Messrs. White and Benrubi were eligible to receive seasonal basis based on the Spring and Fall performance results of the Company. Under the terms of the Amended Employment Agreements, the Compensation Committee may replace these seasonal bonuses with a single annual bonus based on the achievement of pre-determined annual performance goals.

     Additionally, Mr. White's Amended Employment Agreement was updated to reflect his current base compensation of $465,000. The foregoing is a summary of the amendments set forth in the Amended Employment Agreements and is qualified in its entirety by each of the Amended Employment Agreements filed herewith as
Exhibit 10.1 and Exhibit 10.2.


Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

     Not Applicable.

(b) Pro Forma Financial Information.

     Not Applicable.

(c) Shell Company Transactions

     Not Applicable.

(d) Exhibits.

     10.1 Amended and Restated Employment Agreement, dated February 11, 2008, by and between the Company and Gary White.

     10.2 Amended and Restated Employment Agreement, dated February 12, 2008, by and between the Company and Steven H. Benrubi.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE WET SEAL, INC.
                                      (Registrant)


Date:  February 15, 2008               By:    /s/ Steven Benrubi
                                              ----------------------------------
                                       Name:  Steven Benrubi
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
----------      ----------------------
10.1            Amended and Restated Employment Agreement, dated
                February 11, 2008, by and between the Company and Gary White.

10.2            Amended and Restated Employment Agreement, dated
                February 12, 2008, by and between the Company and Steven H. Benrubi.